                                                                    EXHIBIT 99.2


CFX Corporation - Portsmouth Bank Shares, Inc. - Communty Bankshares, Inc. --
                              Pooling Accounting
                  Pro Forma Combined Condensed Balance Sheet
                                June 30, 1997
                                 (UNAUDITED)


                                                                      CFX               PORTSMOUTH           Pro Forma
(In thousands, except per share data)                              (Historical)        (Historical)         Adjustments
---------------------------------------------------------------------------------------------------------------------------
Assets
   Cash and due from banks                                              $58,846               $7,161
   Interest bearing deposits with other banks  (5)                       10,211               39,858
   Securities available for sale                                        364,360               87,201
   Securities held to maturity                                           30,247               29,302
   Mortgage loans held for sale                                          14,089                    0
   Loans and leases                                                   1,286,669               90,049
       Less allowance for loan and lease losses                          16,042                  687
                                                                ----------------  -------------------   ----------------
            Net Loans and Leases                                      1,270,627               89,362                  0
   Premises and equipment                                                28,553                  887
   Mortgage servicing rights                                              5,937                    0
   Goodwill and deposit base intangibles                                  8,925                    0
   Foreclosed real estate                                                 5,631                   96
   Bank-owned life insurance                                             32,120                    0
   Other assets                                                          29,484                5,586
                                                                ----------------  -------------------   ----------------
                                                                     $1,859,030             $259,453                 $0
                                                                ----------------  -------------------   ----------------

Liabilities and Shareholders' Equity
   Deposits:
        Interest bearing                                             $1,099,236             $185,444
        Noninterest bearing                                             159,124                4,425
                                                                ----------------  -------------------   ----------------
            Total Deposits                                            1,258,360              189,869                  0
   Advances from FHLBB                                                  326,754                    0
   Other borrowed funds  (5)                                            117,919                    0
   Other liabilities                                                     17,672                2,293
                                                                ----------------  -------------------   ----------------
            Total Liabilities                                         1,720,705              192,162                  0

Shareholders' Equity
   Preferred stock                                                            0                    0
   Common stock (1)(2)(3)                                                 8,788                  669              3,486
   Paid-in capital                                                       99,269               35,577             (9,850)
   Retained earnings                                                     32,023               36,598
   Net unrealized gains (losses) on securities available
       for sale, after tax effects                                       (1,164)                 811
   Cost of common stock in treasury                                        (591)              (6,364)             6,364
                                                                ----------------  -------------------   ----------------
            Total Shareholders' Equity                                  138,325               67,291                  0
                                                                ----------------  -------------------   ----------------
                                                                     $1,859,030             $259,453                 $0
                                                                ----------------  -------------------   ----------------
Number of common shares outstanding (1)                                  13,144                5,907
                                                                ----------------  -------------------
Common shareholders' equity per share (4)                                $10.52               $11.39
                                                                ----------------  -------------------


                                                                       CFX
                                                                    Pro Forma
                                                                   Combined w/            COMMUNITY          Pro Forma
(In thousands, except per share data)                              PORTSMOUTH           (Historical)        Adjustments
----------------------------------------------------------------------------------------------------------------------------
Assets
   Cash and due from banks                                                $66,007              $25,708
   Interest bearing deposits with other banks  (5)                         50,069                   12            (10,000)
   Securities available for sale                                          451,561              115,494
   Securities held to maturity                                             59,549               37,737
   Mortgage loans held for sale                                            14,089                3,668
   Loans and leases                                                     1,376,718              416,523
       Less allowance for loan and lease losses                            16,729                4,224
                                                                ------------------   ------------------  -----------------
            Net Loans and Leases                                        1,359,989              412,299                  0
   Premises and equipment                                                  29,440                9,833
   Mortgage servicing rights                                                5,937                1,750
   Goodwill and deposit base intangibles                                    8,925                    0
   Foreclosed real estate                                                   5,727                1,001
   Bank-owned life insurance                                               32,120                    0
   Other assets                                                            35,070                8,372
                                                                ------------------   ------------------  -----------------
                                                                       $2,118,483             $615,874           ($10,000)
                                                                ------------------   ------------------  -----------------

Liabilities and Shareholders' Equity
   Deposits:
        Interest bearing                                               $1,284,680             $362,805
        Noninterest bearing                                               163,549               65,755
                                                                ------------------   ------------------  -----------------
            Total Deposits                                              1,448,229              428,560                  0
   Advances from FHLBB                                                    326,754               87,667
   Other borrowed funds  (5)                                              117,919               51,208            (10,000)
   Other liabilities                                                       19,965                5,346
                                                                ------------------   ------------------  -----------------
            Total Liabilities                                           1,912,867              572,781            (10,000)

Shareholders' Equity
   Preferred stock                                                              0                    0
   Common stock (1)(2)(3)                                                  12,943                2,489              1,016
   Paid-in capital                                                        124,996               22,514             (1,016)
   Retained earnings                                                       68,621               18,002
   Net unrealized gains (losses) on securities available
       for sale, after tax effects                                           (353)                  88
   Cost of common stock in treasury                                          (591)                   0
                                                                ------------------   ------------------  -----------------
            Total Shareholders' Equity                                    205,616               43,093                  0
                                                                ------------------   ------------------  -----------------
                                                                       $2,118,483             $615,874           ($10,000)
                                                                ------------------   ------------------  -----------------
Number of common shares outstanding (1)                                    18,646                2,489
                                                                ------------------   ------------------  -----------------
Common shareholders' equity per share (4)                                  $11.03               $17.32
                                                                ------------------   ------------------


                                                                       CFX
                                                                    Pro Forma              CFX Fully
                                                                   Combined w/             Pro Forma
(In thousands, except per share data)                               COMMUNITY              Combined
------------------------------------------------------------------------------------------------------------------
Assets
   Cash and due from banks                                               $84,554           $91,715
   Interest bearing deposits with other banks  (5)                           223            40,081
   Securities available for sale                                         479,854           567,055
   Securities held to maturity                                            67,984            97,286
   Mortgage loans held for sale                                           17,757            17,757
   Loans and leases                                                    1,703,192         1,793,241
       Less allowance for loan and lease losses                           20,266            20,953
                                                                -----------------   ---------------
            Net Loans and Leases                                       1,682,926         1,772,288
   Premises and equipment                                                 38,386            39,273
   Mortgage servicing rights                                               7,687             7,687
   Goodwill and deposit base intangibles                                   8,925             8,925
   Foreclosed real estate                                                  6,632             6,728
   Bank-owned life insurance                                              32,120            32,120
   Other assets                                                           37,856            43,442
                                                                -----------------   ---------------
                                                                      $2,464,904        $2,724,357
                                                                -----------------   ---------------

Liabilities and Shareholders' Equity
   Deposits:
        Interest bearing                                              $1,462,041        $1,647,485
        Noninterest bearing                                              224,879           229,304
                                                                -----------------   ---------------
            Total Deposits                                             1,686,920         1,876,789
   Advances from FHLBB                                                   414,421           414,421
   Other borrowed funds  (5)                                             159,127           159,127
   Other liabilities                                                      23,018            25,311
                                                                -----------------   ---------------
            Total Liabilities                                          2,283,486         2,475,648

Shareholders' Equity
   Preferred stock                                                             0                 0
   Common stock (1)(2)(3)                                                 12,293            16,448
   Paid-in capital                                                       120,767           146,494
   Retained earnings                                                      50,025            86,623
   Net unrealized gains (losses) on securities available
       for sale, after tax effects                                        (1,076)             (265)
   Cost of common stock in treasury                                         (591)             (591)
                                                                -----------------   ---------------
            Total Shareholders' Equity                                   181,418           248,709
                                                                -----------------   ---------------
                                                                      $2,464,904        $2,724,357
                                                                -----------------   ---------------
Number of common shares outstanding (1)                                   18,402            23,904
                                                                -----------------   ---------------
Common shareholders' equity per share (4)                                  $9.86            $10.40
                                                                -----------------   ---------------

  CFX CORPORATION-- PORTSMOUTH BANK SHARES, INC. -- COMMUNITY BANKSHARES, INC.
                 PRO FORMA COMBINED CONDENSED INCOME STATEMENT

                     For the Six Months Ended June 30, 1997

                                  (UNAUDITED)

                                                                                                                 CFX
                                                                                                              Pro Forma
                                                             CFX                PORTSMOUTH                     Combined
(In thousands, except per share data)                   (Historical)           (Historical)                  w/ PORTSMOUTH
-----------------------------------------------------------------------------------------------------------------------------
Interest income:
    Interest on loans and leases                       $          49,992      $               3,828      $            53,820
    Interest and dividends on securities                          11,438                      3,387                   14,825
    Other interest income  (5)                                       336                      1,991                    2,327
                                                      -------------------    -----------------------    ---------------------
         Total Interest and Dividend Income                       61,766                      9,206                   70,972

Interest expense:
    Interest on deposits                                          22,159                      4,021                   26,180
    Interest on borrowings  (5)                                    8,823                          0                    8,823
                                                      -------------------    -----------------------    ---------------------
         Total Interest Expense                                   30,982                      4,021                   35,003
                                                      -------------------    -----------------------    ---------------------

         Net Interest and Dividend Income                         30,784                      5,185                   35,969


    Provision for loan and lease losses                            1,404                          0                    1,404
                                                      -------------------    -----------------------    ---------------------
         Net Interest and Dividend Income after
              Provision for Loan and Lease Losses                 29,380                      5,185                   34,565

Other income                                                       8,578                        509                    9,087
Other expense                                                     24,771                      1,703                   26,474
                                                      -------------------    -----------------------    ---------------------

         Income before Income Taxes                               13,187                      3,991                   17,178
Income taxes                                                       3,638                        955                    4,593
                                                      -------------------    -----------------------    ---------------------
         Net Income                                                9,549                      3,036                   12,585
Preferred stock dividends                                              0                          0                        0
                                                      -------------------    -----------------------    ---------------------
         Net Income Available to Common Stock          $           9,549      $               3,036      $            12,585
                                                      -------------------    -----------------------    ---------------------

                                                      -------------------    -----------------------    ---------------------
Weighted average common shares outstanding (6)                    13,058                      5,838                   18,496
                                                      -------------------    -----------------------    ---------------------

Earnings per share                                     $            0.73      $                0.52      $              0.68


                                                                                                            CFX
                                                                                                          Pro Forma
                                                           COMMUNITY                Pro Forma             Combined
(In thousands, except per share data)                    (Historical)             Adjustments           w/ COMMUNITY
--------------------------------------------------------------------------    -------------------    ---------------------
Interest income:
    Interest on loans and leases                       $           18,251                             $            68,243
    Interest and dividends on securities                            4,160                                          15,598
    Other interest income  (5)                                         57                    (58)                     335
                                                      --------------------    -------------------    ---------------------
         Total Interest and Dividend Income                        22,468                    (58)                  84,176

Interest expense:
    Interest on deposits                                            7,549                                          29,708
    Interest on borrowings  (5)                                     3,201                    (58)                  11,966
                                                      --------------------    -------------------    ---------------------
         Total Interest Expense                                    10,750                    (58)                  41,674
                                                      --------------------    -------------------    ---------------------

         Net Interest and Dividend Income                          11,718                      0                   42,502


    Provision for loan and lease losses                               558                                           1,962
                                                      --------------------    -------------------    ---------------------
         Net Interest and Dividend Income after
              Provision for Loan and Lease Losses                  11,160                      0                   40,540

Other income                                                        2,586                                          11,164
Other expense                                                       9,211                                          33,982
                                                      --------------------    -------------------    ---------------------

         Income before Income Taxes                                 4,535                      0                   17,722
Income taxes                                                        1,688                                           5,326
                                                      --------------------    -------------------    ---------------------
         Net Income                                                 2,847                      0                   12,396
Preferred stock dividends                                               0                                               0
                                                      --------------------    -------------------    ---------------------
         Net Income Available to Common Stock          $            2,847      $               -      $            12,396
                                                      --------------------    -------------------    ---------------------

                                                      --------------------    -------------------    ---------------------
Weighted average common shares outstanding (6)                      2,523                                          18,389
                                                      --------------------    -------------------    ---------------------

Earnings per share                                     $             1.13                             $              0.67



                                                             CFX Fully
                                                             Pro Forma
(In thousands, except per share data)                        Combined
------------------------------------------------      --------------------
Interest income:
    Interest on loans and leases                       $           72,071
    Interest and dividends on securities                           18,985
    Other interest income  (5)                                      2,326
                                                      --------------------
         Total Interest and Dividend Income                        93,382

Interest expense:
    Interest on deposits                                           33,729
    Interest on borrowings  (5)                                    11,966
                                                      --------------------
         Total Interest Expense                                    45,695
                                                      --------------------

         Net Interest and Dividend Income                          47,687


    Provision for loan and lease losses                             1,962
                                                      --------------------
         Net Interest and Dividend Income after
              Provision for Loan and Lease Losses                  45,725

Other income                                                       11,673
Other expense                                                      35,685
                                                      --------------------

         Income before Income Taxes                                21,713
Income taxes                                                        6,281
                                                      --------------------
         Net Income                                                15,432
Preferred stock dividends                                               0
                                                      --------------------
         Net Income Available to Common Stock          $           15,432
                                                      --------------------

                                                      --------------------
Weighted average common shares outstanding (6)                     23,827
                                                      --------------------

Earnings per share                                     $             0.65

  CFX CORPORATION-- PORTSMOUTH BANK SHARES, INC. -- COMMUNITY BANKSHARES, INC.
                 PRO FORMA COMBINED CONDENSED INCOME STATEMENT

                     For the Six Months Ended June 30, 1996

                                  (UNAUDITED)



                                                                 CFX              PORTSMOUTH
(In thousands, except per share data)                        (Historical)        (Historical)
-------------------------------------------------------------------------------------------------------
Interest income:
    Interest on loans and leases                          $           42,427      $            3,561
    Interest and dividends on securities                               9,532                   3,474
    Other interest income                                                673                   1,998
                                                         --------------------    --------------------
         Total Interest and Dividend Income                           52,632                   9,033

Interest expense:
    Interest on deposits                                              20,008                   4,028
    Interest on borrowings                                             4,604                       0
                                                         --------------------    --------------------
         Total Interest Expense                                       24,612                   4,028
                                                         --------------------    --------------------

         Net Interest and Dividend Income                             28,020                   5,005


    Provision for loan and lease losses                                1,655                       0
                                                         --------------------    --------------------
         Net Interest and Dividend Income after
               Provision for Loan and Lease Losses                    26,365                   5,005

Other income                                                           7,824                     874
Other expense                                                         23,027                   1,789
                                                         --------------------    --------------------

         Income before Income Taxes                                   11,162                   4,090
Income taxes                                                           3,594                   1,194
                                                         --------------------    --------------------
         Net Income                                                    7,568                   2,896
Preferred stock dividends                                                  0                       0
                                                         --------------------    --------------------
         Net Income Available to Common Stock             $            7,568      $            2,896
                                                         --------------------    --------------------

                                                         --------------------    --------------------
Weighted average common shares outstanding (6)                        12,726                   5,792
                                                         --------------------    --------------------

Earnings per share                                        $             0.59      $             0.50



                                                           CFX                                           CFX
                                                        Pro Forma                                      Pro Forma
                                                        Combined                COMMUNITY              Combined
(In thousands, except per share data)                 w/ PORTSMOUTH            (Historical)          w/ COMMUNITY
------------------------------------------------------------------------    ------------------    ---------------------
Interest income:
    Interest on loans and leases                          $      45,988      $         15,603      $          58,030
    Interest and dividends on securities                         13,006                 4,042                 13,574
    Other interest income                                         2,671                   225                    898
                                                         ---------------    ------------------    -------------------
         Total Interest and Dividend Income                      61,665                19,870                 72,502

Interest expense:
    Interest on deposits                                         24,036                 7,432                 27,440
    Interest on borrowings                                        4,604                 2,254                  6,858
                                                         ---------------    ------------------    -------------------
         Total Interest Expense                                  28,640                 9,686                 34,298
                                                         ---------------    ------------------    -------------------

         Net Interest and Dividend Income                        33,025                10,184                 38,204


    Provision for loan and lease losses                           1,655                   575                  2,230
                                                         ---------------    ------------------    -------------------
         Net Interest and Dividend Income after
               Provision for Loan and Lease Losses               31,370                 9,609                 35,974

Other income                                                      8,698                 2,129                  9,953
Other expense                                                    24,816                 8,006                 31,033
                                                         ---------------    ------------------    -------------------

         Income before Income Taxes                              15,252                 3,732                 14,894
Income taxes                                                      4,788                 1,328                  4,922
                                                         ---------------    ------------------    -------------------
         Net Income                                              10,464                 2,404                  9,972
Preferred stock dividends                                             0                     0                      0
                                                         ---------------    ------------------    -------------------
         Net Income Available to Common Stock             $      10,464      $          2,404      $           9,972
                                                         ---------------    ------------------    -------------------

                                                         ---------------    ------------------    -------------------
Weighted average common shares outstanding (6)                   18,121                 2,480                 17,966
                                                         ---------------    ------------------    -------------------

Earnings per share                                        $        0.58      $           0.97      $            0.56




                                                             CFX Fully
                                                            Pro Forma
(In thousands, except per share data)                         Combined
-------------------------------------------------------------------------
Interest income:
    Interest on loans and leases                       $         61,591
    Interest and dividends on securities                         17,048
    Other interest income                                         2,896
                                                      ------------------
         Total Interest and Dividend Income                      81,535

Interest expense:
    Interest on deposits                                         31,468
    Interest on borrowings                                        6,858
                                                      ------------------
         Total Interest Expense                                  38,326
                                                      ------------------

         Net Interest and Dividend Income                        43,209


    Provision for loan and lease losses                           2,230
                                                      ------------------
         Net Interest and Dividend Income after
               Provision for Loan and Lease Losses               40,979

Other income                                                     10,827
Other expense                                                    32,822
                                                      ------------------

         Income before Income Taxes                              18,984
Income taxes                                                      6,116
                                                      ------------------
         Net Income                                              12,868
Preferred stock dividends                                             0
                                                      ------------------
         Net Income Available to Common Stock          $         12,868
                                                      ------------------

                                                      ------------------
Weighted average common shares outstanding (6)                   23,361
                                                      ------------------

Earnings per share                                     $           0.55

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS



(1)  Common Stock at June 30, 1997:

     CFX, $0.66 2/3 par value, 22,500,000 authorized shares, of which 13,181,500 shares have been issued and 13,143,623 are outstanding. At the annual meeting held on July 30, 1997, the shareholders of CFX approved an amendment to CFX's Articles of Incorporation to increase the number of authorized shares of CFX Common Stock from 22,500,000 to 50,000,000. The amendment became effective on August 20, 1997 upon filing of Articles of Amendment to CFX's Articles of Incorporation with the New Hampshire Secretary of State.

     Portsmouth, $0.10 par value, 25,000,000 authorized shares, of which 6,692,092 shares have been issued and 5,907,242 are outstanding.

     Community, $1.00 par value, 4,500,000 authorized shares, of which 2,488,737 shares have been issued and are outstanding.

(2) The pro forma financial statements reflect the exchange of Portsmouth and Community common stock for CFX common stock in connection with the acquisitions at the exchange ratios of .9314 and 2.113, respectively.

     In combining the companies, a pro forma adjustment at June 30, 1997 was made to reflect the issuance of 5,502,005 shares of CFX common stock to Portsmouth shareholders and 5,258,701 shares of CFX common stock to Community shareholders in exchange for the outstanding shares of Portsmouth and Community common stock.

(3) The Acquisition Agreements provide that each holder of Portsmouth and Community Common Stock, who would otherwise have been entitled to a fraction of CFX common stock, will receive cash in lieu of such fractional share. Such cash payments have not been reflected in the pro forma information.

(4) Pro forma common shareholders' equity per share was computed by dividing combined historical common shareholders' equity by the sum of the common shares outstanding at period end, adjusted to give effect to one or both of the acquisitions, the exchange ratios of .9314 and 2.113, respectively.

(5) Pro forma adjustment is for Federal Funds sold to Community by CFX totaling $10,000,000 at June 30, 1997. Interest associated with the Federal Funds sold during the period between the Companies was $58,000.

(6) Pro forma weighted average common shares outstanding represent the historical weighted average common shares outstanding of CFX during the periods, plus the historical weighted average common shares outstanding of Portsmouth (as restated to reflect the 2% stock dividend paid on March 15, 1997) and Community, adjusted to give effect to one or both of the acquisitions, the exchange ratios of .9314 and 2.113, respectively.

(7) The unaudited pro forma combined condensed income statements do not reflect material nonrecurring charges, totaling approximately $7.7 million in the aggregate, net of related tax effects, attributable to the Portsmouth Acquisition and the Community Acquisition.